UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 27, 2020, NI Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) and the shareholders of the Company approved the adoption of the NI Holdings, Inc. 2020 Stock and Incentive Plan (the “Plan”). The Plan was adopted by the Company’s Board of Directors on February 25, 2020, subject to shareholder approval. With shareholder approval obtained, the Plan is effective as of May 27, 2020. Subject to adjustment in certain circumstances, the Plan authorizes up to 1,000,000 shares of common stock for issuance.

Any employee, officer, non-employee Director, consultant, independent contractor, or advisor of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. Generally, grants may be made in any of the following forms:

•	Stock Options
•	Stock Appreciation Rights
•	Restricted Stock and Restricted Stock Units
•	Other Stock-Based Awards

A summary of the Plan appears on pages 27 to 34 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 17, 2020 and is incorporated by reference herein. The foregoing description of the Plan and the summary included in the Company’s Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and is incorporated by reference herein.

On May 28, 2020, the Board of Directors awarded a total of 23,400 time-based Restricted Stock Unit grants to non-employee directors of the Company, pursuant to a grant agreement, the form of which is attached as Exhibit 10.2 in this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2023 Annual Meeting or until their respective successors are elected and qualified, (2) ratified the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for fiscal year 2020, and (3) approved the NI Holdings, Inc. 2020 Stock and Incentive Plan.

The following is a summary of the votes cast, including the number of broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1: Election of Directors.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Alexander	17,732,585	3,038,655	825,873
Jeffrey R. Missling	18,751,466	2,019,774	825,873

Proposal 2: Ratification of Appointment of Mazars USA LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2020.

Votes For	Votes Against	Abstentions
21,407,779	140,739	48,595

Proposal 3: Approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,627,638	3,141,932	1,670	825,873

Item 7.01.	Regulation FD Disclosure.

(a) On May 27, 2020, NI Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) and management provided an update on its operations. The presentation made to shareholders is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
10.1	NI Holdings, Inc. 2020 Stock and Incentive Plan
10.2	NI Holdings, Inc. Time-Based Restricted Stock Unit Agreement for Non-Employee Directors
99.1	Management Presentation to Shareholders at the 2020 NI Holdings, Inc. Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: May 29, 2020	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer